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                                                                    Exhibit 32.2

                          TEXTRON FINANCIAL CORPORATION
                            CERTIFICATION PURSUANT TO
                               RULE 13A-14(B) AND
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Textron Financial Corporation (the "Company") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas J. Cullen, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to Rule 13a-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        Textron Financial Corporation

                                        /s/ Thomas J. Cullen
                                        ----------------------------------------
                                        Thomas J. Cullen
                                        Executive Vice President and
                                        Chief Financial Officer

Date: November 7, 2003

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